Employee Benefits - Summary of Sensitivity Analysis for Actuarial Assumptions (Detail) - USD ($) $ in Thousands	Mar. 31, 2025	Mar. 31, 2024
Disclosure of sensitivity analysis for actuarial assumptions [abstract]
Discount rate (1% movement)	$ (730)	$ (560)
Future salary growth (1% movement)	771	594
Withdrawal rates (5%-10% movement)	(1,274)	(884)
Discount rate (1% movement)	822	630
Future salary growth (1% movement)	(703)	(542)
Withdrawal rates (5%-10% movement)	$ 2,788	$ 1,853